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Exhibit 99.2












                        COOPERATION AND SUPPLY AGREEMENT


                           DATED AS OF MARCH 21, 1997


                                  BY AND AMONG


                           OSICOM TECHNOLOGIES, INC.


                                      AND


                ASIA BROADCASTING AND COMMUNICATIONS NETWORK, LTD.




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                        COOPERATION AND SUPPLY AGREEMENT


                 THIS COOPERATION AND SUPPLY AGREEMENT (the "Agreement") is entered into as of March 21, 1997, by and between Asia Broadcasting and Communications Network, Ltd., a Bermuda corporation ("ABCN"), and Osicom Technologies, Inc., a company incorporated under the laws of the State of New Jersey, United States of America ("Osicom").

                 WHEREAS, ABCN and Osicom are parties to a Memorandum of Agreement dated March 7, 1997 (the "MOA"), regarding various commercial matters, and ABCN and Osicom desire to set forth more fully certain of the terms of such MOA;

                 WHEREAS, ABCN and Osicom are simultaneously entering into a Share Purchase and Option Agreement dated as of the date of this Agreement;

                 WHEREAS, Osicom has demonstrated the capability to develop and manufacture network equipment and technology and consumer terminal devices (the "Osicom Products") and associated software that would assist ABCN to provide high-speed Internet access services and desires to become a strategic partner of ABCN and ABCN desires to obtain the benefit of such Osicom expertise and that Osicom shall become ABCN's primary supplier of such devices, subject to the conditions of this Agreement, in connection with the design, construction, implementation and operation of ABCN's proposed Asia Access System for providing high-speed Internet access in Asia (the "ABCN System");

                 WHEREAS, in order to assure continuity and adequacy of supply of the Osicom Products, ABCN desires Osicom to obtain one or more submanufacturers of the Osicom Products to be used in connection with the ABCN System;

                 NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements hereinafter et forth, the parties hereby agree as follows:

                 1.       Definitions.

                          1.1.  Osicom Products.  "Osicom Products" shall mean
network equipment and technology and consumer terminal devices manufactured by Osicom, including but not limited to the products

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listed on Exhibit A hereto, which list of products shall be updated regularly, at six-month intervals by mutual agreement of the parties, and at other times as agreed by the parties, to reflect products being manufactured by Osicom.

                          1.2.     Osicom Software.  "Osicom Software" shall
mean the software developed and owned exclusively by Osicom which is resident in the Osicom Products.

                          1.3.     Software.  "Software" shall mean,
collectively, the Osicom Software and the Third Party Software.

                          1.4.     Third Party Software.  "Third Party
Software" shall mean all software which is resident in the Osicom Products or used or useful in the ABCN System for which the intellectual property rights do not belong solely to Osicom.

                          1.5.  Territory.  "Territory" shall mean the
countries in which ABCN operates a DBS System, from time to time, throughout the continent of Asia, including all geographic and political subdivisions thereof.

                          1.6.  Affiliate.  An "Affiliate" shall mean, with
respect to a person or entity, any person or entity which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person or entity, where "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

                          1.7.     Joint Venture.  A separate legal entity to
be formed by Osicom and ABCN in Bermuda or other mutually acceptable jurisdiction for the purpose of developing any modifications or enhancements to the Osicom Products, the software resident therein and new products which Osicom elects not to develop itself under Section 6.1(a) of this Agreement. Osicom and ABCN will mutually determine in good faith the specific responsibilities in the operation and financing of the Joint Venture, under which they will share equally profits and losses.


                 2. The ABCN System. Osicom acknowledges that ABCN desires to implement a fully integrated high-speed Internet access





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system, based in part on certain technology and devices developed and manufactured by Osicom, and based in part on similar technology developed by others, to offer satellite-based high-speed Internet access throughout the Territory. Implementing the ABCN System will involve multiple phases of development, (including but not limited to the following): (a) First Phase, if required - during the first phase, ABCN and Osicom will work together to implement the Nippon Telephone & Telegraph ("NTT") "direct PC" technology, if ABCN enters into a final agreement regarding such technology with NTT, which agreement shall provide for license of any technology covered thereunder to Osicom; (b) Second Phase - during the second phase, Osicom and ABCN agree to work together, subject to the terms of this Agreement, (i) to develop new technology, products and applications for the ABCN System, and (ii) to make modifications to Osicom Products and the Asia Access Network necessary to employ, within the Asia Access Network structure, technologies developed by others which enable the provision of services attractive to customers in the Territory, and (c) Manufacturing - during all phases of development, Osicom shall manufacture Osicom Products (as modified for the Territory in accordance with the terms herein) or similar products licensed by other entities for use in the ABCN System.

                 3.       Access Rights

                          3.1.  Acknowledgment.  Osicom acknowledges the
complexity of the ABCN System and that in order for designated ABCN officers and employees to operate a high-speed Internet access system and to utilize and realize value from the Software and Osicom Products, ABCN needs to develop a thorough understanding and working knowledge thereof, which the parties agree shall be obtained through the implementation of the activities contemplated in
Section 3.2 below.

                          3.2.  Disclosure.  From and after the execution of
this Agreement, Osicom agrees to disclose to ABCN, and to afford designated ABCN officers and employees access (in a manner reasonably designed by Osicom to minimize disruption to its business and maintain the integrity of its files or other information retention systems) to, all information (whether existing or subsequently created or obtained) reasonably requested by ABCN which embodies, supplements or is otherwise necessary or helpful in understanding the Osicom System, the Software and Osicom




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Products and the Non-Osicom Technology (the "Information") subject to written and binding confidentiality limitations designated by Osicom or third parties.

                          3.3.  Limitation on Rights.  The Information
(including any derivative works or modifications thereof) shall at all times remain the exclusive property of Osicom or its licensors, as the case may be, and except as provided herein, ABCN shall not disclose the Information to any third party for any purpose whatsoever. ABCN may not copy any written Information without Osicom's prior express written consent, which may be withheld by Osicom in its absolute discretion.

                 4.       Manufacture and Supply of Osicom Products.

                          4.1.  Designation of Primary Supplier.  ABCN agrees
that Osicom shall be the designated supplier of ABCN's requirements for network equipment and technology and of consumer terminal devices, provided that Osicom's technology, product quality, prices and terms and conditions therefor are competitive with alternative ISO 9001 or equivalent sources of supply that are reasonably commercially available to ABCN, and provided further that Osicom has demonstrated the ability to manufacture in quantities sufficient to satisfy ABCN's requirements. Osicom will sell such products to ABCN at prices and on terms and conditions no less favorable to ABCN than Osicom offers to any other customer for the same products.


                          4.2.    Purchase Orders.  Any orders by ABCN for
Osicom Products must be evidenced by Osicom's standard form written purchase order (a "Purchase Order"). Each Purchase Order shall be subject to confirmation and acceptance by Osicom, and shall be a binding commitment by ABCN upon written notice of acceptance by Osicom to ABCN in accordance with the terms of the Purchase Order. Any failure to confirm a Purchase Order shall not be deemed acceptance by Osicom. Osicom will use reasonable commercial efforts to fulfill all Purchase Orders issued by ABCN which meet the requirements of this Section. Purchase Orders shall state only: (i) identity of goods, (ii) quantity of goods, (iii) purchase price of goods, (iv) requested ship date of goods and (v) the date by which the Purchase Order must be accepted but in no event less than 5 business days from receipt of the Purchase Order by Osicom.






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Any additional terms stated in a Purchase Order shall not be binding upon
Osicom unless expressly agreed to in writing by Osicom. In the event of any conflict between the terms of a Purchase Order and the terms of this Agreement, the terms of this Agreement shall prevail. Warranties shall be as set forth on Osicom's standard form purchase order. Osicom Products shall be delivered F.O.B. Santa Monica, California, Hong Kong, Annapolis Junction, Maryland, or Osicom's subcontractors in Asia. Invoices shall be payable net 30 days.

                 5.       Third Party Manufacturers

                          5.1.  As indicated above, Osicom shall select one or
more acceptable Asian Manufacturers with ISO 9001 or equivalent facilities to sub-manufacture an agreed percentage of any of the Osicom Products intended solely for use by the ABCN System or the customers of the ABCN System within the Territory if and as reasonably requested by ABCN under reasonable and proper terms, conditions and requirements of confidentiality. If reasonably requested by ABCN, Osicom shall choose submanufacturers which, with respect to a designated Osicom Product, individually or in the aggregate have the capacity to fulfill ABCN's purchase orders if and to the extent Osicom's own or primary manufacturing facilities are unable or unwilling to manufacture such item(s). In any and all events, all Osicom Products shall be sold, supplied and/or distributed to ABCN by or through Osicom.

                 6.       Modification of Software and Osicom Products.

                          6.1.  Joint Modifications and Enhancements of the
Osicom Products/Joint Venture.

                          (a)     The parties will cooperate to develop or
perform, modifications or enhancements to the Osicom Products or the software resident therein (the "Osicom Software") which are necessary or desirable for the utilization, sale or marketing of the Osicom Products in conjunction with the ABCN System. Osicom shall have the sole right and option to develop and/or perform any modifications or enhancements to the Osicom Products or software resident therein (or develop any requested new products); provided, however, that if Osicom elects not to do so, the parties may in good faith determine to pursue any necessary development and manufacturing in the Joint Venture. In such event, Osicom and ABCN





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(or the Acceptable Asian Manufacturer, as the case may be) shall in good faith discuss and agree in writing upon an acceptable budget and delivery date (the "Delivery Date") for such modification or enhancement.

                          (b)     Any and all intellectual property rights
which result from the development of the modifications or enhancements and new products hereunder shall be and remain the property of Osicom; provided, however, that "Osicom Software" and "Osicom Products" shall include such software and products as modified or enhanced hereunder and, only with respect to modifications and enhancements developed by the Joint Venture, the Joint Venture shall receive a perpetual royalty free license to manufacture and use such modifications and enhancements for the sole purpose of manufacturing and selling Osicom Products for use with the ABCN System.

                 7.       Unauthorized Use of Technology; Indemnification.

                          7.1.  Notification.  Each party shall notify the
other party promptly in writing of any actual or alleged unauthorized third party use or misappropriation of the Software or the Osicom Products and shall provide any available evidence thereof.

                          7.2.  Prosecuting Misuse or Misappropriation.

                                  (a)      Osicom shall have the right, but
shall not be obligated, to prosecute at its own expense any such misuse or misappropriation of the Software and Osicom Products, and Osicom hereby agrees that ABCN may join Osicom as a party plaintiff in any such suit, at ABCN's expense. The total cost of any such action commenced or defended solely by Osicom shall be borne by Osicom, and Osicom shall keep any recovery or damages derived therefrom.

                                  (b)      During the term of this Agreement,
if Osicom declines to pursue a claim against a third party for misuse or misappropriation of the Software and Osicom Products in the Territory within 60 days after learning of the same, ABCN shall have the right, but shall not be obligated, to prosecute at its own expense any such misuse or misappropriate of the Software and Osicom Products in the Territory, and ABCN hereby agrees that Osicom may join ABCN as a party plaintiff in any such suit, at





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Osicom's expense.  The total cost of any action commenced or defended solely by
ABCN shall be borne by ABCN, and ABCN shall keep any recovery or damages derived therefrom

                                  (c)      In the event ABCN and Osicom jointly
prosecute misuse or misappropriation of the Software and Osicom Products in the Territory by a third party, the parties shall each bear their own expense, and the costs of any recovery shall be allocated (i) first to the payment of the parties' expenses, on a proportional basis, and (ii) any award above the expenses shall be divided fifty percent (50%) to ABCN and fifty percent (50%) to Osicom.

                          7.3.    Indemnification by Osicom.  Subject to the
provisions of Section 10 below, Osicom will, at its expense, defend ABCN against, and pay all costs and damages made in settlement approved by Osicom in writing or awarded (by a final order of a court of competent jurisdiction) against ABCN resulting from, any and all Claims (as defined below) based on an allegation that the Software or any component of the Osicom products infringes a U.S. patent, copyright, trademark, trade secret or other proprietary right of any third party, provided that ABCN (i) gives Osicom prompt written notice of any such Claim, (ii) allows Osicom to direct the defense and settlement of the Claim, and (iii) provides Osicom with the information and assistance necessary for the defense and settlement of the Claim. If a final injunction is obtained in an action based on any such Claim against ABCN's use of such Software or any such component of the Osicom Products by reason of such infringement, or if in Osicom's opinion such an injunction is likely to be obtained, Osicom shall either (a) obtain for ABCN the right to continue using the Software or the infringing component, or (b) provide such services as may be necessary to modify the Software or the infringing component so that it becomes noninfringing. For purposes of this Agreement, "Claims" shall mean all demands, claims, actions or causes of action by third-parties (other than Affiliates of ABCN) resulting in assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses to ABCN or its Affiliates, including, without limitation, interest, penalties and attorneys' fees and disbursements.

                  8.      Export Matters.




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                 Compliance with the Export Administration Act of 1979, as
amended, and the regulations promulgated thereunder, in connection with the performance of the terms of this Agreement, including obtaining the necessary licenses and approvals for export of technology, shall be the sole responsibility of OSICOM, and OSICOM shall use its best commercially reasonable efforts to effect such compliance as soon as practicable.

                  9.      Dispute Resolution.

                          9.1. Good Faith Negotiations.  ABCN and OSICOM agree
to attempt to resolve any question or dispute that arises regarding or under this Agreement through prompt good faith discussions between their respective officers with decision-making authority. The parties expressly acknowledge and agree that all their respective obligations and responsibilities shall continue in full force and effect during and despite the discussion of any dispute (other than any dispute which has resulted in an attempt to terminate this Agreement as evidenced by written notice of termination).

                          9.2.  Binding Arbitration.  Any and all claims,
disputes or controversies arising under, out of, or in connection with this Agreement, which have not been resolved by good faith negotiations between the parties, shall be resolved exclusively by final and binding arbitration in Washington, D.C. USA, under then current rules of the International Chamber of Commerce (the "ICC"), by a three-person arbitration panel. ABCN and Osicom shall each have the right to choose one of the arbitrators, and the third arbitrator shall be mutually chosen from a list of arbitrators in accordance with the ICC rules. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement.

                          9.3.  Award.  Any award made (i) shall be in writing
and state the arbitration panel's findings of fact and conclusions of law; (ii) shall be made promptly, and in any event within sixty (60) days after the conclusion of the arbitration hearing; and (iii) may contain an award of attorneys' fees for the prevailing party in the interest of justice. The costs of any arbitration proceeding shall be equally divided between or among the involved parties, and each party shall bear its own expenses, including attorneys' fees, unless otherwise awarded by the arbitration panel.




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                 10.      Term and Termination; Remedies.

                          10.1. Term.  The term of this Agreement shall
commence on the date first written above and shall continue for so long as ABCN or its successor operates a DBS System or until terminated in accordance with this Section 13 or elsewhere in this Agreement. As used in the preceding sentence, "successor" means a successor by operation of law and any transferee of ABCN's rights to operate a DBS System, which transferee must assume ABCN's obligations under this Agreement.

                          10.2. Termination by Either Party.  If either party
shall declare bankruptcy or insolvency or be adjudged a bankrupt, or have a receiver appointed, or cease to carry on its business, this Agreement shall terminate effective upon written notice by the party continuing in business to the party ceasing to carry on its business.

                          10.3. Termination for Cause.  Subject to the
requirements of Section 9 hereof regarding good faith negotiation and arbitration as to any individual issue in dispute, either party may terminate this Agreement for cause if the other party has materially breached its obligations hereunder, and such breach has continued for a period of ninety
(90) days after receipt of a notice specifying in detail the nature and extent of such breach, and is not cured within ninety (90) days after notification of such failure provided, that if the party alleged to be in breach is diligently seeking to cure such breach but cannot do so within such ninety-day period, the parties shall agree on a reasonable period, not to exceed an additional 120 days, in which to complete the cure. In the event of an alleged breach which is denied to be a breach by the allegedly breaching party and is therefore submitted to arbitration, and which is found to be an actual breach by the arbitrator, the breaching party shall have the right to cure the breach within the time frame set forth above, with the date of the arbitrator's decision to be the beginning of the first ninety (90) day period.

                          10.4. Joint Venture Remedy.  Notwithstanding Section
10.3 of this Agreement to the contrary, in the event that either party is in breach of an obligation under this Agreement, Osicom and ABCN will use their best efforts to transfer such obligation to the Joint Venture rather than having the applicable party declared





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in breach, subject to the requirements of Section 9 hereof regarding good faith negotiation and arbitration of any individual issue in dispute. By way of example but not limitation, if Osicom is unable to manufacture a specific
Osicom Product in a timely manner, the Joint Venture will assume the obligation to manufacture such Osicom Product and Osicom will be relieved of the obligation to manufacture such Osicom Product.

                 11. Confidentiality. All information transmitted in writing, orally or electronically, whether marked or indicated as "Confidential," received by either party under this Agreement that is not known by, or generally available to the public at large shall be deemed "Confidential Information" hereunder. The recipient of Confidential Information will not, without the prior written consent of the providing party, use any portion of the Confidential Information for any purpose other than those contemplated by this Agreement, and (i) will hold the Confidential Information in the strictest confidence, (ii) will exercise the same care with respect thereto as it exercises with respect to its own proprietary and confidential information, and will not, without the providing party's prior written consent, copy or disclose any portion thereof to any third party other than as contemplated by this Agreement. The foregoing shall not prohibit or limit the recipient's use of information (including, but not limited to, ideas, concepts, know-how, techniques, and methodologies) that (which can be shown by written evidence):
(a) is already known to it; (b) is independently developed by it; (c) was received by the recipient on a nonconfidential basis, prior to receipt from the providing party, from a third party lawfully possessing and lawfully entitled to disclose such information without restriction or obligation of confidentiality; or (d) becomes part of the public domain through no breach by the recipient of this Agreement. This Agreement shall not be construed as granting or conferring any rights by license or otherwise, expressly or implicitly, to the Confidential Information, or any invention, discovery or improvement to the Confidential Information, made, conceived or acquired prior to or after the date of this Agreement. The terms of the existing Confidentiality Agreement between Affiliates of the parties to this Agreement are hereby incorporated herein as if the Confidentiality Agreement had been signed by the parties to this Agreement, and the scope of that Confidentiality Agreement is hereby extended to include the matters contemplated by this Agreement. Notwithstanding the foregoing, each of the parties





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hereto shall be entitled to make any disclosure: (a) required by any governmental authority, the stock exchange or interdealer quotation system (such as Nasdaq), by law or regulations or at court proceedings; (b) to the auditors, lawyers, investment bankers or other representations of the parties to this Agreement; (c) to the directors, officers or employees of ABCN or OSICOM for the purpose of enabling them to perform their duties; or (d) with the written consent of other party hereto.

                 12. Representations and Warranties of ABCN. ABCN hereby represents and warrants to OSICOM as follows:

                          12.1. Organization and Standing.  ABCN is a
corporation duly organized, validly existing and in good standing under the laws of Bermuda, and has the full corporate power and corporate authority to carry on its business as it is now being conducted, to execute and deliver this Agreement and the other documents referred to herein (the "Transaction Documents") and to consummate the transactions contemplated hereby or thereby. ABCN is qualified as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on its business.

                          12.2. Authorization; Enforceability.  ABCN's Board of
Directors has approved the Transaction Documents and the transactions contemplated thereby in the manner prescribed by law and authorized the execution, delivery and performance of the Transaction Documents. The Transaction Documents, when executed, will constitute valid and binding obligations of ABCN, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                          12.3. No Violations; Consents.  Neither the execution
and delivery of the Transaction Documents, nor the consummation of the transactions contemplated thereby, will violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or conflict with or result in any breach of any of the terms of or constitute a default under





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or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under ABCN's Memorandum of Association or Bye-Laws or the terms of any contract or agreement to which ABCN is a party or by which ABCN or any of the assets and properties of ABCN is bound. Neither the execution and delivery by ABCN of this Agreement, nor the consummation by ABCN of any of the transactions contemplated herein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person.

                 13. Representations and Warranties of OSICOM. OSICOM hereby represents and warrants to ABCN as follows:

                          13.1. Organization and Standing.  OSICOM is a
corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the full corporate power and corporate authority to carry on its business as it is now being conducted, to execute and deliver the Transaction Documents and to consummate the transactions contemplated thereby.

                          13.2. Authorization; Enforceability.  OSICOM's Board
of Directors has approved the Transaction Documents and the transactions contemplated thereby in the manner prescribed by law and authorized the execution, delivery and performance of the Transaction Documents. The Transaction Documents, when executed, will constitute valid and binding obligations of OSICOM, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                          13.3. No Violations; Consents.  Neither the execution
and delivery of the Transaction Documents, nor the consummation of the transactions contemplated thereby, will violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or conflict with or result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or





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encumbrance of any nature under OSICOM's Certificate of Incorporation or
By-Laws or the terms of any contract or agreement to which OSICOM is a party or by which OSICOM or any of the assets and properties of OSICOM is bound.
Neither the execution and delivery by OSICOM of this Agreement, nor the consummation by OSICOM of any the transactions contemplated herein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person (except such approvals relating to export of technology which OSICOM may be required to obtain under this Agreement.

                 14.      Miscellaneous Provisions.

                          14.1    Additional Actions and Documents.  Each of
the parties hereto shall take or cause to be taken such further actions, shall execute, deliver and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the other party may reasonably request in order fully to effectuate the purposes, terms, and conditions of this Agreement.

                          14.2    Assignment; Affiliates.  Neither party may
assign its rights under this Agreement or any interest therein, or attempt to have any other person or entity assume its obligations under this Agreement, without the prior written consent of the other party hereto, provided, however, that each of ABCN and OSICOM may assign its rights and liabilities to an Affiliate, and ABCN must assign its rights to any transferee of its rights to operate a DBS System, provided that ABCN and OSICOM shall remain responsible for their respective obligations hereunder, notwithstanding any such assignment.

                          14.3    Notices.  All notices, demands, requests, or
other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be faxed and mailed by first-class mail, postage prepaid, or transmitted by hand delivery, overnight or express mail, addresses as follows:

         (i)     If to ABCN:               Asia Broadcasting and Communications
                                           Network, Ltd.
                                           979/81-95 Phaholyothin Road,





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                                           Phyathai, Bangkok 10400 Thailand
                                           Attention:  Vorsthep Chotinuchit
                                           Facsimile No.: (662) 271-3076

         (ii)    If to OSICOM:             Osicom Technologies, Inc.
                                           2800 28th Street, Suite 100
                                           Santa Monica, CA 94405 U.S.A.
                                           Attention:  Par Chadha
                                           Facsimile No.: (310) 581-4032


         with a copy to:                   W. Raymond Felton, Esq.
                                           Greenbaum, Rowe, Smith, Ravin,
                                           Davis & Himmel
                                           99 Wood Avenue South
                                           Iselin, NJ 08830 U.S.A.
                                           Facsimile No.: (908) 549-0315

Each party may designate by notice in writing a new address or person to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                          14.4. Severability.  If fulfillment of any provision
of this Agreement or performance of any transaction related thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in any Transaction Document operates or would operate prospectively to invalidate any Transaction Document, in whole or in part, then such clause or provision only shall be held in effective, as though not herein or therein contained, and the





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remainder of the Transaction Document shall remain operate and in full force and effect.

                          14.5.  Waivers.  No waiver by any part of, or consent
by any party to, a variation from the requirements of any provision of this Agreement shall be effective unless made in a written instrument duly executed by or on behalf of such party, and any such waiver shall be limited solely to those rights or conditions expressly waived.

                          14.6.  Entire Agreement; Modification; Priority;
Benefit. This Agreement, the MOA and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties. All provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

                          14.7.  Taxes.  Any and all payments required under
this Agreement to be made by one party (the "Paying party") to the other party (the "Receiving Party") shall be made free and clear of and without deduction or withholding for any and all present or future non- U.S. taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Paying Party shall be required by law or administration thereof to be deducted or withhold any Taxes from or in respect of any sum payable hereunder,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this Section) the Receiving Party receives an amount equal to the sum it would have received if no such deduction or withholding had been made, (ii) the Paying Party shall make such deductions or withholdings; and (iii) the Paying Party shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, the Paying Party will furnish to





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the Receiving party a copy of a receipt evidencing payment thereof.  The provisions of this section shall also apply to any amounts payable to an Affiliate of OSICOM.

                          14.8.  Force Majeure.  (a) If by reason of a Force
Majeure (as defined below), OSICOM or ABCN is unable, wholly or in part, to perform or comply with its respective obligations hereunder, then both parties shall be relieved of liability and shall suffer not prejudice for failing to perform or comply during the continuance and to the extent of the inability so caused from and after the happening of the event of Force Majeure, provided that the party invoking the Force Majeure gives to the other party prompt notice, written or oral (but if oral, promptly confirmed in writing) of such inability and reasonably full particulars of the cause thereof. If notice is not promptly given then the parties shall only be relieved from such performance or compliance from and after the giving of such notice. The party invoking Force Majeure shall use all reasonable efforts to remedy the situation and remove, so far as possible and with reasonable dispatch, the cause of its inability to perform or comply, provided, however, that settlement of strikes, lockouts and other industrial disturbances shall be wholly within the discretion of the party involved. The party invoking Force Majeure shall give prompt notice of the cessation thereof. For greater certainty, if a party invokes Force Majeure to excuse it from performance of an obligations hereunder, the other party shall abe relieved of its obligation to make any payment to the party invoking Force Majeure on account of such obligation which is not being performed.

                          (b)  The term "Force Majeure" shall mean any cause of
any kind whatsoever not within the control of a party and which such party could not, by reasonable diligence, have foreseen or avoided, which may include without limitation the following: acts of God and the public enemy; the elements; fire; accidents; breakdowns; vandalism; sabotage; breakage or accident to equipment; satellite or equipment failure; the necessity of making repairs to equipment; strikes; lockouts and any other industrial, civil or public disturbances; any laws, orders, rules, regulations, acts or restraints of any government or governmental body or authority, civil or military, including the orders and judgment of courts; provided, however, that the term "Force Majeure" shall not include the revocation or modification of any necessary governmental consent, authorization or approval caused by a violation of the





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terms thereof or consented by the party holding such consent, authorization or approval.

                 14.9. Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of New York (but not included the choice of law rules thereof or the United Nations Convention on Contracts for the International Sale of Goods).

                 14.10. Execution. To facilitate execution, this Agreement and any of the other Transaction Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement.

                 14.11. Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns, if any.

                 IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date first written above.

ASIA BROADCASTING AND                      OSICOM TECHNOLOGIES, INC.
BROADCASTING NETWORK, LTD.


By: /s/Christopher Vizas                   By:       /s/Par Chadha
   --------------------------                 --------------------------

Name:  Christopher Vizas                   Name:     Par Chadha
     ------------------------                   ------------------------

Title:      CEO                            Title:      CEO
      -----------------------                    -----------------------





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